UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): June 14, 2023

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2023, OrthoPediatrics Corp. (the "Company") held its 2023 Annual Meeting of Stockholders and the Company's stockholders voted on the following matters:

Election of Directors

The nominees below were elected to serve as directors for a term that will last until the Company’s 2026 Annual Meeting of Stockholders or until his successor is duly elected and qualified.  The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
George S. M. Dyer	20,188,925	119,374	981,776
David R. Pelizzon	15,655,719	4,652,580	981,776
Harald Ruf	15,658,113	4,650,186	981,776
Terry D. Schlotterback	14,402,553	5,905,746	981,776

Approval, on an advisory basis, of the compensation of the Company's named executive officers

The Company's stockholders approved the compensation of the Company's named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
19,169,777	1,077,595	60,927	981,776

Selection, on an advisory basis, of the frequency of future advisory votes on executive compensation

As reflected below, a majority of the votes cast advised that the vote on executive compensation should occur every year. The Company will consider the outcome of the advisory vote on the frequency of future stockholder votes on executive compensation and will disclose its decision with respect to such frequency by filing an amendment to this Current Report on Form 8-K in accordance with Item 5.07(d) of Form 8-K.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
8,778,027	17,609	11,315,526	197,137	981,776

Approval, on an advisory basis, of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2023

The Company’s stockholders approved the appointment by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by voting as follows:

For	Against	Abstain
21,268,308	21,630	137

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: June 16, 2023	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary